                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 January 2, 2001
                           -------------------------
                                (Date of Report)

                               PUGET ENERGY, INC.
   -------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Washington                     333-77491                   91-1969407
-----------------------------  ---------------------------  -------------------
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
      of Incorporation)                                     Identification No.)

                411--108th Avenue N.E., Bellevue, WA 98004-5515
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices, including Zip Code)

                                (425) 454-6363
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                              PUGET ENERGY, INC.
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     At the annual meeting of the shareholders of Puget Sound Energy, Inc. ("PSE"), held on June 23, 1999, it was resolved, by the vote of more than two-thirds of the shareholders entitled to vote thereon, to form a holding company structure to be implemented through a Plan of Exchange, between PSE and Puget Energy, Inc. ("Puget Energy"). Effective January 1, 2001, pursuant to the Plan of Exchange, the outstanding shares of common stock (without par value) of PSE were exchanged automatically on a share-for-share basis (the "Share Exchange") for the shares of common stock ($.01 par value per share) of Puget Energy (the "Puget Energy Common Stock") and Puget Energy thereby became the holding company for PSE.

     The shares of Puget Energy Common Stock issued pursuant to the Share Exchange were registered under the Securities Act of 1933 pursuant to Puget's Registration Statement on Form S-4 (No. 333-77491, declared effective April 30,
1999). Reference is made to the Proxy Statement and Prospectus of Puget Energy and PSE included in the Registration Statement (the "Prospectus") for additional information about this transaction.

     Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), the shares of Puget Energy Common Stock are deemed to be registered under Section 12(b) of the Exchange Act. The shares of Puget Energy Common Stock were approved for listing on the New York Stock Exchange. The description of the Puget Common Stock contained under the caption "Proposal No. 1- The Holding Company Proposal-Holding Company Capital Stock" in the Prospectus is incorporated by reference herein.

     The shares of PSE common stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 and listed on the New York Stock Exchange. PSE is delisting the PSE Common Stock from this exchange and filing a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits-See Exhibit Index.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PUGET ENERGY, INC.


                                            By: /s/ James W. Eldredge
                                                --------------------------------
                                                James W. Eldredge
                                                Corporate Secretary

DATE: January 2, 2001

                                 EXHIBIT INDEX

Exhibit Number  Description
--------------  -----------
        99.1 Plan of Exchange. (Incorporated by reference to Appendix A to the Proxy Statement and Prospectus in Part I of the Registration Statement on Form S-4 of Puget Energy, Inc. (No. 333-77491)).
        99.2    Restated Articles of Incorporation of Puget Energy.
        99.3    Bylaws of Puget Energy. (Incorporated by reference to Exhibit
                3.2 to the Registration Statement on Form S-4 of Puget Energy (No. 333-77491)).